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                                                                  EXHIBIT 23(k)

                    INDEPENDENT PUBLIC ACCOUNTANTS' CONSENT

  We hereby consent to the use in the Registration Statement on Form S-1-No. 333-41419 of our report dated January 22, 1998 relating to the financial statements of Access Rentals, Inc., and Subsidiary and Affiliate. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          /s/ BATTAGLIA, ANDREWS & MOAG, P.C.

Batavia, New York

March 5, 1998